UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 3, 2026

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 Market Street

San Francisco, CA 94103-1410

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	DLB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

5.07(a) and (b)

At the Dolby Laboratories, Inc. (the “Company”) 2026 Annual Meeting of Stockholders (the “Annual Meeting”), held on February 3, 2026 via live webcast, the Company’s stockholders:

1.	Elected eight directors to serve until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	Approved an advisory vote to approve the compensation of the Company’s named executive officers; and

3.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 25, 2026.

Each share of the Company’s Class A common stock is entitled to one vote, and each share of the Company’s Class B common stock is entitled to ten votes, on all matters submitted to a vote of stockholders at the Annual Meeting. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of stockholders, except as may otherwise be required by law. At the Annual Meeting, the holders of Class A common stock and Class B common stock voted as follows:

Proposal 1 - Election of directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Kevin Yeaman	398,050,627	1,048,153	3,884,937
Peter Gotcher	378,298,036	20,800,744	3,884,937
David Dolby	385,278,560	13,820,220	3,884,937
Tony Prophet	398,279,483	819,297	3,884,937
Emily Rollins	398,301,201	797,579	3,884,937
Simon Segars	385,219,594	13,879,186	3,884,937
Anjali Sud	398,258,221	840,559	3,884,937
Avadis Tevanian, Jr.	384,798,223	14,300,557	3,884,937

All director nominees were duly elected.

Proposal 2 - Approval of an advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
396,794,929	2,216,964	86,887	3,884,937

Proposal 2 was approved.

Proposal 3 - Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 25, 2026:

Votes For	Votes Against	Abstentions
400,209,219	2,718,973	55,525

Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ ANDY SHERMAN
Andy Sherman
Executive Vice President, General Counsel and Corporate Secretary

Date: February 6, 2026